U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 17, 2006

PARAFIN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-9071	74-2026624
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5190 Neil Road - Suite 430, Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (877) 613-3131

_________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

ITEM 3.03 MATERIAL MODIFICATION OF RIGHTS OF SECURITIES HOLDERS.

Pursuant to a document dated as of June 19, 2006, but ratified by the Board on July 12, 2006, the Registrant entered into a joint Termination Agreement (“Termination Agreement”) with respect to an Oil and Securities Purchase Agreement (the “Old Agreement”), dated May 8, 2006, between the Registrant and International Project Finance and Investment Corp. (“IPF”). Such agreement had previously been reported in the Registrant’s Quarterly Report on Form 10-QSB for the Quarter ended March 31, 2006 as a subsequent event.

The Old Agreement was terminated so that on June 20, 2006, but ratified by the Board on July 12, 2006, the Registrant and OY Coral Marine Management Ltd., a Finnish corporation (“OY”) could enter into a new Oil and Securities purchase Agreement (the “New Agreement”). Under the New Agreement the Company agreed to issue up to 536,000 shares of its Series A Preferred Stock for right to purchase an aggregate of 536,000,000 Barrels of Russian Export Blend Crude Oil (“REBCO”). OY is required to delivery valid delivery agreements for such oil to the Registrant to receive the shares and will receive shares as the delivery certificates for the oil are accepted by the Registrant. The Series A Preferred Stock has no conversion rights. The Series A Preferred Stock does not have any dividend rights and as compensation for waiving its rights to dividends and conversion rights, the OY agreed to receive 500,000,000 sare purchase warrants to purchase the Registrant’s common stock at $.25 per share for a period of five years. On July 6, 2006, the closing bid price for the Registrant’s common stock was $.15 per share.

The descriptions of the agreements referred to herein is qualified by reference to such documents as are exhibits hereto or exhibits to other reports filed by the Registrant.

The issuance of the Series A Preferred Stock and warrants was exempt from registration under the Securities Act of 1933, as amended, by reason of Section 4(2) as a transaction by an issuer not involving a public offering. OY represented that it acquired the Series A Preferred Stock and warrants for investment and an appropriate legend was placed upon the certificates therefor.

ITEM 9.01 FINANCIAL STATEMENTS ANS EXHIBITS

(a) Financial Statements of Business Acquired

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

1. Termination Agreement.

2.	New Agreement

3.	Registration Rights Agreement, dated June 20, 2006 between OY and the Registrant
4.	Revised Certificate of Designation, Series A Preferred Stock.
5.	Press Release, dated July 5, 2006

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ParaFin Corporation

Dated: July 17, 2006

By:	/s/ Sidney B. Fowlds
Sidney B. Fowlds, President